UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report (Date of Earliest Event Reported)
                              January 7, 2005


                       THE MAY DEPARTMENT STORES COMPANY
              (Exact name of Registrant as specified in its charter)

   Delaware                          I-79                      43-1104396
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)

611 Olive Street, St. Louis, Missouri                            63101
(Address of principal executive offices)                        (Zip code)

        Registrant's telephone number, including area code: (314)342-6300


                                Not Applicable
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01  Other Events

     On January 7, 2005, Moody's Investors Service affirmed the Baa2 senior unsecured long-term, Prime-2 short-term and other ratings of Registrant's debt securities, but changed the outlook to negative from stable.


                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        THE MAY DEPARTMENT STORES COMPANY



Dated: January 7, 2005         By:    /s/ Richard A. Brickson
                                          Richard A. Brickson
                                          Secretary